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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 1, 1994


                              NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



New Jersey                              1-640                 13-5267260
(State or other jurisdiction    (Commission File No.)         (Employer
   of incorporation)                                      Identification No.)






      3000 N. Sam Houston Parkway East, Houston, Texas             77032
         (Address of principal executive offices)                 (Zip Code)



     Registrant's telephone number, including area code   (713) 987-5000


                                Not Applicable
        (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Reference is made to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 for a description of previously reported litigation.

         Jackson v. The Glidden Co., et al. In December 1994, an intermediate Ohio appellate court reversed the previously reported grant of defendants' motion to dismiss this case. Defendants are evaluating an appeal to the Supreme Court of Ohio. If the appellate decision is not reversed, the case will be remanded to the trial court for further pretrial proceedings.

         On December 1, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (C)  EXHIBITS

              (i)    Exhibit 99.1.    Press Release dated December 1, 1994.



                        *      *      *      *      *




                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NL INDUSTRIES, INC.
                                            (Registrant)



                                        /s/ Dennis G. Newkirk
                                        _______________________________
                                        Dennis G. Newkirk
                                        Vice President & Controller


Dated: December 9, 1994